711 SA-1 04/11

SUPPLEMENT DATED APRIL 1, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

Templeton Developing Markets Trust

Effective May 1, 2011, the Statement of Additional Information is amended as follows:

The management fee breakpoint schedule under the “Management and Other Services – Management Fees" section beginning on page 23 is revised as follows:

Management fees  The Fund agrees to pay to the Manager a monthly fee in dollars, at the annual rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:

•    1.10% up to and including $1 billion;

•    1.05% over $1 billion, up to and including $5 billion;

•    1.00% over $5 billion, up to and including $10 billion;

•    0.95% over $10 billion, up to and including $15 billion;

•    0.90% over $15 billion, up to and including $20 billion; and

•    0.85% over $20 billion.

Please keep this supplement for future reference.